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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): April 12, 2000


                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


   DELAWARE                           0-22228                       11-3170868
(State or other                     (Commission                   (IRS Employer
jurisdiction of                         File                      Identification
incorporation)                        Number)                          No.)


          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (516) 327-3000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1 THROUGH 4, 6, 8 & 9.        NOT APPLICABLE

ITEM 5. OTHER EVENTS.

         Astoria Financial Corporation announced today that its subsidiary, Astoria Capital Trust I, is extending its offer to exchange its 9.75% Capital Securities, Series B (liquidation amount $1,000 per capital security), which have been registered under the Securities Act of 1933, as amended, to April 21, 2000. The extension is intended to allow additional time for holders of remaining outstanding 9.75% Capital Securities, Series A (liquidation amount $1,000 per capital security), to tender in exchange for the 9.75% Capital Securities, Series B.

         A press release, issued on April 12, 2000, describing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c) Exhibits. The following Exhibits are filed as part of this report:


    EXHIBIT NO.                                  DESCRIPTION
    -----------                                  -----------
        99.1                Press Release issued April 12, 2000












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ASTORIA FINANCIAL CORPORATION


                                      By:   /s/ Alan P. Eggleston
                                            ---------------------
                                            Alan P. Eggleston, Esq.
                                            Executive Vice President and General
                                            Counsel


Dated:  April 12, 2000




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                                  EXHIBIT INDEX



         Exhibit                            Description
         -------                            -----------
           99.1                 Press Release issued April 12, 2000